SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K/A
                          CURRENT REPORT
                        (Amendment No. 1)




             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     August 31, 2000
                                                __________________________


              PERMA-FIX ENVIRONMENTAL SERVICES, INC.
___________________________________________________________________________
      (Exact name of registrant as specified in its charter)


     Delaware                    1-11596                  58-1954497
 ___________________        _________________         ____________________
 (State or other            (Commission File          (IRS Employer
 jurisdiction of               Number)                 Identification No.)
 incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida          32653
___________________________________________________        __________
 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (352) 373-4200
                                                   ______________________


                          Not applicable
_________________________________________________________________________
  (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
         _________________________________

  On September 15, 2000, Perma-Fix Environmental Services, Inc.
(the "Company") filed a Form 8-K to report its acquisition of all of the outstanding capital stock of Diversified Scientific
Services, Inc. ("DSSI") from Waste Management Holdings, Inc., a Delaware corporation ("Waste Management Holdings") pursuant to the terms of a Stock Purchase Agreement which was entered into on May 16, 2000, and subsequently amended on August 31, 2000 (together, the "Stock Purchase Agreement"). On August 31, 2000, the conditions precedent to closing of the Stock Purchase Agreement were completed and the Stock Purchase Agreement was consummated.

  Pursuant to Item 7 of Form 8-K, the Company indicated it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.

(I)  Audited Financials

     The following audited financial statements of DSSI are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are attached hereto as Exhibit 99.1.

Report of Independent Certified Public Accountants Arthur Andersen
LLP

Audited Financial Statements:

      A.   Balance Sheets as of December 31, 1999, and 1998

      B. Statements of Income and Retained Earnings for the Years Ended December 31, 1999, 1998 and 1997

      C.   Combined Statements of Cash Flows for the Years Ended
           December 31, 1999, 1998 and 1997

      D.   Notes to Financial Statements

(II)  Unaudited Interim Financials

     The following unaudited interim financial statements of DSSI are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act and are attached hereto as Exhibit 99.2.

     A. Unaudited Balance Sheets for the six-month period ended June 30, 2000

     B. Statements of Operations for the three-month period ended June 30, 2000 and 1999, and six-month period ended June 30, 2000 and 1999

     C. Combined Statement of Cash Flows for the six-month period ended June 30, 2000 and 1999

     (b)  Pro forma financial information.

     The following unaudited pro forma financial information is filed as required by Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached hereto as Exhibit 99.3. The following information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1999, Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2000 and June 30, 2000.

Unaudited Pro Forma Combined Condensed Financial Statements of the Company and DSSI

     A.   Unaudited Pro Forma Condensed Combined Statement of
          Operations for the year ended December 31, 1999

     B. Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000

     C.   Unaudited Pro Forma Condensed Combined Statement of
          Operations for the quarter ended June 30, 2000

     D.   Notes to the Unaudited Pro Forma Condensed Combined
          Financial Statements

     (c)  Exhibits.

     2.1 Stock Purchase Agreement dated as of May 16, 2000, between Perma-Fix Environmental Services, Inc. and Waste Management Holdings, Inc. as incorporated by reference from Exhibit 2.1 to the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2000.

     2.2*      First Amendment to Stock Purchase Agreement dated
               August 31, 2000, between Perma-Fix Environmental
               Services, Inc., and Waste Management Holdings, Inc. (Exhibits and Schedules to this agreement as referenced therein are omitted, but will be provided to the Commission upon request.)

     4.1*      Loan Agreement between Perma-Fix Environmental
               Services, Inc. and RBB Bank Aktiengesellschaft, dated August 29, 2000.

     4.2*      Promissory Note for $3,000,000, dated August 29,
               2000, issued to RBB Bank Aktiengesellschaft.

     4.3* Warrant for 150,000 shares of Common Stock issued to RBB Bank Aktiengesellschaft.

     4.4* Guaranteed Promissory Note, dated August 31, 2000, for $2,500,000 issued to Waste Management Holdings, Inc.

     4.5*      Promissory Note, dated August 31, 2000, for
               $3,500,000 issued to Waste Management Holdings,
               Inc.

     4.6 RBB Letter Agreement regarding a $750,000 loan is incorporated by reference from Exhibit 10.1 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2000.

     4.7 Unsecured Promissory Note in favor of RBB Bank Aktiengesellschaft is incorporated by reference from Exhibit 10.3 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2000.

     10.1* Non-recourse Guaranty dated August 31, 2000, between Diversified Scientific Services, Inc.
               and Waste Management Holdings, Inc.

     23.1      Consent of Arthur Andersen LLP.

     99.1      Audited financial statements of Diversified
               Scientific Services, Inc.

     99.2 Unaudited interim financial statements of Diversified Scientific Services, Inc.

     99.3      Pro Forma Financial Information

________________
* Filed as an exhibit to the Company's Current Report on Form 8-K dated August 31, 2000.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PERMA-FIX ENVIRONMENTAL
                                  SERVICES, INC.


                                 By: /s/ Richard T. Kelecy
                                    _______________________________
                                       Richard T.  Kelecy
                                       Chief Financial Officer

Date:  November 14, 2000
                                 -4-